MARCH 2024 continued * Job and economic impact figures are estimates calculated using IMPLAN, an input - output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal. The HIT has nearly 40 years of success in impact investing — generating competitive returns for eligible investors while also providing the vital collateral benefits of union jobs and affordable housing for working people. The HIT’s investments have had significant positive impacts on communities across the country. Since inception, the HIT has created the following impacts: Invested or allocated $10.7 billion nationally since inception in 1984, financed 600 projects in 30 states and the District of Columbia Produced 127,839 housing and healthcare units nationwide, with 67% of the housing units affordable or workforce housing $21.3 billion in total development investment Generated 233,749 total jobs in communities across the U.S. Created over 204.7 million hours of union construction labor $9.7 billion of other wages and benefits $10.1 billion for construction workers The AFL - CIO Housing Investment Trust (HIT) is a $6.5 billion fixed - income mutual fund that specializes in high credit quality multifamily mortgage - backed securities. $19.8 billion in wages and benefits * $46.9 billion total economic impact *

* Job and economic impact figures are estimates calculated using IMPLAN, an input - output model, based on HIT and HIT subsidiary Building America CDE, Inc . project data . Data is current as of March 31 , 2024 . Economic impact data is in 2023 dollars and all other figures are nominal . Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing . Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www . aflcio - hit . com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202 - 331 - 8055 . Investors should read the current prospectus carefully before investing . 1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio - hit.com Trades Impact MARCH 2024 Work Generated for [Trade Type] Since Inception (1984 – Present) * Estimated Hours Worked Trade xxx,xxx,xxx [Trade Type] 204,694,470 Total All Trades